UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K/A

(Amendment No. 1)

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 23, 2019

Gemphire Therapeutics Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-37809 (Commission File Number)	47‑2389984 (IRS Employer Identification No.)

17199 N. Laurel Park Drive, Suite 401, Livonia, MI 48152

(Address of principal executive offices)  (Zip Code)

(734) 245‑1700

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	GEMP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Explanatory Note

This Amendment No. 1 on Form 8-K/A amends the Current Report on Form 8-K filed by Gemphire Therapeutics Inc. (the “Company”) on July 25, 2019 (the “Original 8-K”), which was inadvertently filed with the incorrect version of the amendment to the employment agreement of Dr. Steven Gullans, Chief Executive Officer and President, attached as Exhibit 10.1 thereto. Accordingly, the Company is filing this Amendment solely to attach the correct version of such employment agreement amendment as Exhibit 10.1 hereto. No other changes to the Original 8-K are being made.

Important Additional Information Will be Filed with the SEC

In connection with the proposed Merger, Gemphire intends to file relevant materials with the SEC, including a registration statement on Form S-4 that will contain a proxy statement/prospectus/information statement.  INVESTORS AND STOCKHOLDERS OF GEMPHIRE ARE URGED TO READ THESE MATERIALS CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT GEMPHIRE, THE MERGER AND RELATED MATTERS.  Investors and stockholders will be able to obtain free copies of the proxy statement, prospectus and other documents filed by Gemphire with the SEC (when they become available) through the website maintained by the SEC at www.sec.gov.  In addition, investors and stockholders will be able to obtain free copies of the proxy statement, prospectus and other documents filed by Gemphire with the SEC by contacting Gemphire by mail at Gemphire Therapeutics Inc., 17199 N. Laurel Park Drive, Suite 401, Livonia, MI 48152, Attention: Corporate Secretary. Investors and stockholders are urged to read the proxy statement, prospectus and the other relevant materials when they become available before making any voting or investment decision with respect to the Merger.

No Offer or Solicitation

This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Participants in the Solicitation

Gemphire and its directors and executive officers and NeuroBo and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Gemphire in connection with the Merger.  Information regarding the special interests of these directors and executive officers in the Merger will be included in the proxy statement/prospectus/information statement referred to above.  Additional information about Gemphire’s directors and executive officers is included in Gemphire’s Annual Report on Form 10-K for the year ended December 31, 2018, filed with the SEC on March 18, 2019.  These documents are available free of charge at the SEC website (www.sec.gov) and from the Corporate Secretary of Gemphire at the address above.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit
No.	Description
2.1*	Agreement and Plan of Merger, dated as of July 24, 2019, by and among Gemphire, Merger Sub and NeuroBo (filed as Exhibit 2.1 to the Original 8-K and incorporated by reference herein).
2.2*

Form of CVR Agreement by and among Gemphire, Grand Rapids Holders’ Representative, LLC, as Holders’ Representative, and Computershare Inc., as Rights Agent (filed as Exhibit 2.2 to the Original 8-K and incorporated by reference herein).

2.3	Form of Gemphire Voting Agreement, by and between NeuroBo, Gemphire and certain stockholders of Gemphire (filed as Exhibit 2.3 to the Original 8-K and incorporated by reference herein).
2.4*	Form of NeuroBo Voting Agreement, by and between Gemphire, NeuroBo and certain stockholders of NeuroBo (filed as Exhibit 2.4 to the Original 8-K and incorporated by reference herein).
2.5	Form of Lock-Up Agreement, by and between Gemphire, NeuroBo and certain stockholders of Gemphire and NeuroBo (filed as Exhibit 2.5 to the Original 8-K and incorporated by reference herein).
10.1+	First Amendment to Employment Agreement dated as of July 24, 2019 by and between Gemphire and Steve Gullans (filed herewith).
10.2+	First Amendment to Employment Agreement dated as of July 24, 2019 by and between Gemphire and Charles L. Bisgaier (filed as Exhibit 10.2 to the Original 8-K and incorporated by reference herein).
10.3+	First Amendment to Employment Agreement dated as of July 24, 2019 by and between Gemphire and Seth Reno (filed as Exhibit 10.3 to the Original 8-K and incorporated by reference herein).
10.4+

Form of Restricted Stock Grant Notice and Restricted Stock Agreement under the Amended and Restated 2015 Equity Incentive Plan (Employees) (filed as Exhibit 10.4 to the Original 8-K and incorporated by reference herein).

10.5+

Form of Restricted Stock Grant Notice and Restricted Stock Agreement under the Amended and Restated 2015 Equity Incentive Plan (Directors) (filed as Exhibit 10.5 to the Original 8-K and incorporated by reference herein).

10.6**	License and Collaboration Agreement dated as of July 23, 2019 by and between Gemphire and Beijing SL (filed as Exhibit 10.6 to the Original 8-K and incorporated by reference herein).
99.1	Joint Press Release dated July 24, 2019 issued by Gemphire and NeuroBo (filed as Exhibit 99.1 to the Original 8-K and incorporated by reference herein).
99.2	Conference Call Script for Call to be held on July 25, 2019 (filed as Exhibit 99.2 to the Original 8-K and incorporated by reference herein).
99.3	Slides to be used during Conference Call to be held on July 25, 2019 (filed as Exhibit 99.3 to the Original 8-K and incorporated by reference herein).
99.4	Questions and Answers about the Merger dated July 25, 2019 (filed as Exhibit 99.4 to the Original 8-K and incorporated by reference herein).

*      Certain schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K.  A copy of any omitted schedule and/or exhibit will be furnished to the SEC upon request.

**    Certain schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K.  A copy of any omitted schedule and/or exhibit will be furnished to the SEC upon request. Certain portions of the License Agreement that are not material and would be competitively harmful if publicly disclosed have been redacted pursuant to Item 601(b)(10)(iv) of Regulation S-K. A copy of the unredacted License Agreement will be furnished to the SEC upon request.

+      Management compensation plan or arrangement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 13, 2019	GEMPHIRE THERAPEUTICS INC.

	By:	/s/ Dr. Steven Gullans
	Name:	Dr. Steven Gullans
	Title:	President and Chief Executive Officer